Exhibit 99.1

Lumentum Announces Amended Transaction Agreement with Coherent

Affirms Commitment to Uniting Global Industry Leaders to Accelerate the Future of Photonics

Lumentum to Acquire Coherent in a $6.6 Billion Cash and Stock Transaction

Expects to Deliver More than $190 Million in Annual Run-rate Synergies within 36 Months of Transaction Close

Expects Transaction to be Accretive to Non-GAAP EPS during First Full Year of Combined Operations

Companies Have Received U.S. Regulatory Approval for Transaction

SAN JOSE, Calif., March 10, 2021 – Lumentum Holdings Inc. (“Lumentum”) today announced an amendment to the previously announced definitive agreement between Lumentum and Coherent, Inc. (“Coherent”) entered into on January 18, 2021. Under the terms of the amended agreement, which was unanimously approved by the Boards of Directors of both companies, Lumentum will acquire Coherent in a cash and stock transaction whereby Coherent stockholders will receive $175.00 per share in cash and 1.0109 shares of Lumentum common stock for each Coherent share they own. Using Lumentum’s closing stock price as of March 9, 2021, this equates to a consideration of $261.62 per Coherent share. At closing, Coherent stockholders are expected to own approximately 24% percent of the combined company.

“Combining with Coherent helps us to diversify our business and achieve scale in important and growing markets,” said Alan Lowe, Lumentum President and CEO. “The combined company will have a strong financial profile with a more diversified revenue mix and significant synergy opportunities that will deliver enhanced value to our stockholders. The Lumentum-Coherent transaction continues to have a clear path to completion and we are moving forward expeditiously to achieve the remaining approvals necessary to complete the transaction.”

Wajid Ali, Executive Vice President and CFO, said, “By increasing the cash and lowering the stock in the consideration mix relative to our prior agreement, we are able to deliver more overall value to Coherent stockholders while at the same time increasing earnings accretion. We expect to attain annual run-rate synergies of more than $190 million within 36 months of the closing and expect the transaction to be accretive to non-GAAP earnings per share during the first full year of combined operations. We will be highly focused on exceeding our synergy targets and utilizing the combined company’s strong cash flows to de-lever and pay down the low-cost term debt we are utilizing to finance this transaction, as we did in our last major acquisition.”

Lumentum’s Board of Directors continues to recommend the transaction with Coherent to its stockholders.

Transaction Terms, Financing, Governance and Approvals

Lumentum intends to finance the cash portion of the transaction through a combination of cash on hand from the combined company’s balance sheet and $3.0 billion in new debt financing from a fully committed Term Loan B.

Two members of the Coherent Board will be appointed to the Lumentum Board, which will be expanded to nine directors, at the closing of the transaction.

The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), expired on March 3, 2021 with respect to the proposed acquisition of Coherent. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the pending transaction. The transaction is expected to close in the second half of calendar year 2021, subject to approval by Lumentum’s and Coherent’s stockholders, receipt of remaining regulatory approvals and other customary closing conditions.

Advisors

Deutsche Bank is serving as the exclusive financial advisor and sole bookrunner on the committed debt financing to Lumentum and Wilson Sonsini Goodrich & Rosati is serving as legal advisor.

About Lumentum

Lumentum (NASDAQ: LITE) is a major designer and manufacturer of innovative optical and photonic products enabling optical networking and laser applications worldwide. Lumentum optical components and subsystems are part of virtually every type of telecom, enterprise, and data center network. Lumentum lasers enable advanced manufacturing techniques and diverse applications including next-generation 3D sensing capabilities. Lumentum is headquartered in San Jose, California with R&D, manufacturing, and sales offices worldwide. For more information, visit www.lumentum.com.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving Lumentum and Coherent. In connection with the proposed transaction, Lumentum will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes the joint proxy statement of Lumentum and Coherent that will also constitute a prospectus of Lumentum. The information in the preliminary proxy statement/prospectus is not complete and may be changed. When the joint proxy statement/prospectus is finalized, it will be sent to the respective stockholders of Coherent and Lumentum seeking their approval of their respective transaction-related proposals.

Lumentum may not sell the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus and this communication are not offers to sell Lumentum securities, are not soliciting an offer to buy Lumentum securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval.

LUMENTUM AND COHERENT URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available and filed) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by contacting Lumentum’s Investor Relations Department at investor.relations@lumentum.com. Copies of documents filed with the SEC by Coherent (when they become available) may be obtained free of charge on Coherent’s website at https://investors.coherent.com by contacting Coherent’s Investor Relations Department at investor.relations@coherent.com.

Participants in the Solicitation

Each of Lumentum, Coherent and directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the respective stockholders of Coherent and Lumentum in connection with the proposed transaction is set forth in the proxy statement/prospectus to be filed with the SEC. Additional information regarding Lumentum’s executive officers and directors is included in Lumentum’s definitive proxy statement, which was filed with the SEC on September 25, 2020. Additional information regarding Coherent’s executive officers and directors is included in Coherent’s definitive proxy statement, which was filed with the SEC on April 6, 2020, and in an amendment to its Annual Report on Form 10-K/A which was filed with the SEC on February 1, 2021. You can obtain free copies of these documents using the information in the paragraph immediately above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Coherent’s and Lumentum’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Coherent and Lumentum, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Coherent’s and Lumentum’s businesses and other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the amended merger agreement, including the receipt by Coherent of an unsolicited proposal from a third party (including MKS Instruments, Inc. or II-VI Incorporated); (iii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Coherent and Lumentum; (iv) the impact of the COVID-19 pandemic and related private and public sector measures on Coherent’s business and general economic conditions; (v) risks associated with the recovery of global and regional economies from the negative effects of the COVID-19 pandemic and related private and public sector measures; (vi) Coherent’s and Lumentum’s ability to implement its business strategy; (vii) pricing trends, including Coherent’s and Lumentum’s ability to achieve economies of scale; (viii) potential litigation relating to the proposed transaction that could be instituted against Coherent, Lumentum or their respective directors; (ix) the risk that disruptions from the proposed transaction will harm Coherent’s or Lumentum’s business, including current plans and operations; (x) the ability of Coherent or Lumentum to retain and hire key personnel; (xi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xii) uncertainty as to the long-term value of Lumentum common stock; (xiii) legislative, regulatory and economic developments affecting Coherent’s and Lumentum’s businesses; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which Coherent and Lumentum operate; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Coherent’s and/or Lumentum’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact Coherent’s or Lumentum’s ability to pursue certain business opportunities or strategic transactions; (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Coherent’s and Lumentum’s response to any of the aforementioned factors; (xix)

geopolitical conditions, including trade and national security policies and export controls and executive orders relating thereto, and worldwide government economic policies, including trade relations between the United States and China; (xx) Coherent’s ability to provide a safe working environment for members during the COVID-19 pandemic or any other public health crises, including pandemics or epidemics; and (xxi) failure to receive the approval of the stockholders of Lumentum and/or Coherent. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the joint proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Coherent’s or Lumentum’s consolidated financial condition, results of operations, or liquidity. Neither Coherent nor Lumentum assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Lumentum Contact Information

Investors: Jim Fanucchi, (408) 404-5400, investor.relations@lumentum.com

Media: Eric Brielmann or Kelly Sullivan, Joele Frank, Wilkinson Brimmer Katcher, (212) 355-4449